UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 19, 2013

PROGAMING PLATFORMS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-168527

Delaware	98-0663823
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor, New York, NY	10005
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2013, Progaming Platforms Corp. (the "Registrant") entered into a Joint Venture Agreement ("JV Agreement") with Zenetek LLC, a company organized under the laws of the State of Delaware, is a wholly-owned subsidiary of Anything Technologies Media (OTC: EXMT), with offices located in Vietnam. Pursuant to the terms of the JV Agreement, Zenetek shall represent the Registrant in China, Singapore, Taiwan, Vietnam, Hong Kong and Indonesia (the "Territories") during the initial 12 month term to: facilitate the Registrant's ability to enter into JV agreements and/or other transactions with third parties within the Territories to generate revenues for the Registrant "state-of-the-art" multiplayer puzzle game platform, implementing the platform into major social media networks within the Territories; and negotiating JV transactions with gaming companies within the Territories using the Company's Generic patented GER system.

The JV Agreement further provides that in order for Zenetek to retain its representation rights on an exclusive basis, Zenetek must prepare and present an operating business plan satisfactory to the Registrant, which shall include potential JV partners. In consideration for the representation and distribution services being provided by Zenetek in the SE Asian Territories, the parties have agreed that net revenues generated from any JV Transaction shall be distributed thirty-five (35%) percent to the Registrant and sixty-five (65%) percent to Zenetek.

In addition, Zenetek has agreed to assume responsibility for all marketing and related costs and expenses as well as all engineering costs. Furthermore, to the extent that Zenetek shall utilize the services of Registrant's engineering and/or other personnel in fulfilling its obligations under this Agreement, such personnel costs shall be billed by the Registrant and paid for by Zenetek under separate subcontracting agreements.

The JV Agreement is attached as Exhibit 10.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.1	Joint Venture Agreement between the Registrant and Zenetek LLC dated February 19, 2013, filed herewith
99.1	Press release announcing Joint Venture Agreement dated February 19, 2013, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROGAMING PLATFORMS CORP.

By:	/s/ Erez Zino
Name:	Erez Zino
Title:	Chief Executive Officer

Date: February 19,  2013